UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
3.200% Notes due 2026	TMO 26B	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
Floating Rate Senior Notes due 2027	TMO 27D	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
3.650% Notes due 2034	TMO 34	New York Stock Exchange
3.628% Senior Notes due 2035	TMO 35A	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Each of Michel Lagarde and Frederick M. Lowery have notified Thermo Fisher Scientific Inc. (the “Company”) of their decisions to leave the Company to pursue other opportunities. Mr. Lagarde, who has served as Executive Vice President and Chief Operating Officer of the Company since 2021 will depart on March 31, 2026, and Mr. Lowery, who has served as an Executive Vice President of the Company since 2024 will depart on February 28, 2026.

Effective March 1, 2026, Thermo Fisher Scientific will update its organizational structure and leadership team. Marc N. Casper will become Chairman and Chief Executive Officer. Gianluca Pettiti, currently an Executive Vice President, will be promoted and transition to the role of President and Chief Operating Officer. Also, as of that date, Michael Shafer, currently an Executive Vice President, will be promoted to an expanded role and will report directly to the Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
THERMO FISHER SCIENTIFIC INC.

Date:	January 12, 2026	By:	/s/ Thomas B. Shropshire
Thomas B. Shropshire
Senior Vice President and General Counsel